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Exhibit 10.3


                   MODIFICATION & EXTENSION OF TRUST DEED NOTE

On February 24, 2005, Penge Corporation, Kirk Fischer, and Lori Fischer executed a Note and Trust Deed in favor of Monitor Finance, L.C. and First Capital Funding, L.C. in the amount of $172,000.00. Penge Corporation, Kirk Fischer, and Lori Fischer hereby acknowledge that the current balance owing is $101,147.82.

The parties hereby modify said Trust Deed Note as follows:

"The balloon date is amended to 7/1/07."
"A fee of $5,057.39 shall be charged for said extension"

The parties acknowledge that the same terms and conditions of the original Note, date Feb. 24, 2005, and Trust Deed will remain in force and unchanged with exception of the above modifications.

Date: July 1, 2006

/s/ Kirk Fischer
______________________________
Kirk Fischer


______________________________
Penge Corporation
By: _________________
Its: _________________


/s/ Miles C. Pitcher
______________________________
Monitor Finance, L.C.
By: Miles C. Pitcher
Its: Co-Operating Manager


/s/ Derek Ollivier
______________________________
First Capital Funding, L.C.
By: Derek Ollivier
Its: Member